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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) July 5, 2005


                             Trans-Industries, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                   0-4539                    13-2598139
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(State or Other Jurisdiction       (Commission               (IRS Employer
      of Incorporation)           File Number)            Identification No.)


     1780 Opdyke Court, Auburn Hills, MI                         48326
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   (Address of Principal Executive Offices)                    (Zip Code)

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Registrant's telephone number, including area code      248-364-0400
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                                       N/A
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         (Former Name or Former Address, if Changed Since Last Report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
STANDARD; TRANSFER OF LISTING.

        On July 5, 2005, Trans-Industries, Inc. (the "Company") received a notice from The Nasdaq Stock Market ("Nasdaq") indicating the Company is not in compliance with Nasdaq's requirements for continued listing because, for the previous 30 consecutive business days, the bid price of the Company's common stock had closed below the minimum $1.00 per share requirement for continued inclusion under Nasdaq Marketplace Rule 4310(c)(4) (the "Minimum Bid Price Rule"). Nasdaq stated in its notice that in accordance with Nasdaq Marketplace Rule 4310(c)(8)(D), the Company will be provided 180 calendar days, or until January 3, 2006, to regain compliance with the Minimum Bid Price Rule. This notification has no effect on the listing of the Company's common stock at this time.

        The July 5 notice also states that if, at any time before January 3, 2006, the bid price of the Company's common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, the Nasdaq staff will provide the Company written notification that it has achieved compliance with the Minimum Bid Price Rule. However, Nasdaq has the discretion to require a period in excess of ten consecutive business days, but generally no more than twenty consecutive business days, before determining that the ability to maintain long-term compliance has been demonstrated. In addition, the notice states that if the Company does not regain compliance with the Minimum Bid Price rule by January 3, 2006, the Nasdaq staff will determine whether the Company meets all other Nasdaq SmallCap Market initial listing criteria set forth in Nasdaq Marketplace Rule 4310(c). If the Company meets all other initial listing criteria at that time, the Nasdaq staff will notify the Company that it has been granted an additional 180 calendar days to comply with the Minimum Bid Price Rule. If the Company in not eligible for an additional compliance period, the Nasdaq staff will provide the Company with written notification that the Company's common stock will be delisted. At that time, the Company may, pursuant Nasdaq rules, appeal any delisting determination by the Nasdaq staff to a Nasdaq Listings Qualifications Panel. The Company intends to monitor the bid price for its common stock between now and January 3, 2006. As of the date of this filing, the Company has not determined what action, if any, it will take in response to the Nasdaq notification.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TRANS-INDUSTRIES, INC.

Date   July 8, 2005                     By/s/ Kai Kosanke
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                                          Kai Kosanke
                                          Chief Financial Officer